EXHIBIT 10.19

IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

January ___, 2004

The Nevada Agency and Trust Company

Bank America Plaza

50 West Liberty Street – Suite 880

Reno, Nevada 89501

RE:

CYOP SYSTEMS INTERNATIONAL INC.

Ladies and Gentlemen:

Reference is made to that certain Securities Purchase Agreement (the “Securities Purchase Agreement”), dated the date hereof, by and between CYOP Systems International Inc., a Nevada corporation (the “Company”), and the Buyers set forth on Schedule I attached thereto (collectively the “Buyer”), pursuant to which the Company shall sell to the Buyer up to One Hundred Twenty Five Thousand Dollars ($125,000) of the Company’s secured convertible debentures, which shall be convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”).  The shares of Common Stock to be converted thereunder plus interest which may be converted into Common Stock shares of the Company’s Common Stock, in the event the Buyer has elected to have the interest of the Convertible Debenture, pursuant to Section 1.07 of the Convertible Debenture, paid in Common Stock and/or the Buyer has elected to have Liquidated Damages pursuant to Section 2(c) of the Investor Registration Rights Agreement dated the date hereof paid in Common Stock. which may be converted into Common Stock thereunder are referred to herein as the “Conversion Shares.”  This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue the Conversion Shares in shares of the Company’s Common Stock to the Buyer from time to time upon surrender to you of a properly completed and duly executed Conversion Notice, in the form attached hereto as Exhibit I, delivered on behalf of the Company by David Gonzalez, Esq.

Specifically, upon receipt by the Company or David Gonzalez, Esq. of a copy of a Conversion Notice, David Gonzalez, Esq., on behalf of the Company, shall as soon as practicable, but in no event later than one (1) Trading Day (as defined below) after receipt of such Conversion Notice, send, via facsimile, a Conversion Notice, which shall constitute an irrevocable instruction to you to process such Conversion Notice in accordance with the terms of these instructions.  Upon your receipt of a copy of the executed Conversion Notice, you shall use your best efforts to, within three (3) Trading Days following the date of receipt of the Conversion Notice, (A) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the Buyer or its designee, for the number of shares of Common Stock to which the Buyer shall be entitled as set forth in the Conversion Notice or (B) provided you are participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the Buyer, credit such aggregate number of shares of Common Stock to which the Buyer shall be

MI-150227 v2 0950000-102

entitled to the Buyer’s or its designee’s balance account with DTC through its Deposit Withdrawal At Custodian (“DWAC”) system provided the Buyer causes its bank or broker to initiate the DWAC transaction.  (“Trading Day” shall mean any day on which the Nasdaq Market is open for customary trading.)

The Company hereby confirms to you and the Buyer that certificates representing the Conversion Shares, the Interest Shares, and/or the Liquidated Damages Shares shall not bear any legend restricting transfer of the Conversion Shares thereby and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company provided that the Company counsel delivers (i) the Notice of Effectiveness set forth in Exhibit II attached hereto and (ii) an opinion of counsel in the form set forth in Exhibit III attached hereto, and that if the Conversion Shares, the Interest Shares, and/or the Liquidated Damages Shares are not registered for sale under the Securities Act of 1933, as amended, then the certificates for the Conversion Shares shall bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.”

The Company hereby confirms and The Nevada Agency and Trust Company acknowledges that in the event Counsel to the Company does not issue an opinion of counsel as required to issue the Conversion Shares free of legend the Company authorizes and The Nevada Agency and Trust Company will accept an opinion of Counsel from Butler Gonzalez LLP.

The Company hereby confirms to you and the Buyer that no instructions other than as contemplated herein will be given to you by the Company with respect to the Conversion Shares.  The Company hereby agrees that it shall not replace The Nevada Agency and Trust Company as the Company’s transfer agent without the prior written consent of the Buyer.

Any attempt by you to resign as transfer agent hereunder shall not be effective until such time as the Company provides to you written notice that a suitable replacement has agreed to serve as transfer agent and to be bound by the terms and conditions of these Transfer Agent Instructions.

The Company and The Nevada Agency and Trust Company hereby acknowledge and confirm that complying with the terms of this Agreement does not and shall not prohibit The Nevada Agency and Trust Company from satisfying any and all fiduciary responsibilities and duties it may owe to the Company.

The Company and The Nevada Agency and Trust Company acknowledge that the Buyer is relying on the representations and covenants made by the Company The Nevada Agency and Trust Company hereunder and are a material inducement to the Buyer purchasing convertible debentures under the Securities Purchase Agreement.  The Company and The Nevada Agency and Trust Company further acknowledge that without such representations and covenants of the Company and The Nevada Agency and Trust Company made hereunder, the Buyer would not enter into the Securities Purchase Agreement and purchase convertible debentures pursuant thereto.

Each party hereto specifically acknowledges and agrees that in the event of a breach or threatened breach by a party hereto of any provision hereof, the Buyer will be irreparably damaged and that damages at law would be an inadequate remedy if these Irrevocable Transfer Agent Instructions were not specifically enforced.  Therefore, in the event of a breach or threatened breach by a party hereto, including, without limitation, the attempted termination of the agency relationship created by this instrument, the Buyer shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for specific performance of the provisions of these Irrevocable Transfer Agent Instructions.

*     *     *     *     *

IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Irrevocable Transfer Agent Instructions to be duly executed and delivered as of the date first written above.

COMPANY:

CYOP SYSTEMS INTERNATIONAL INC.

By:
Name:
Title:

David Gonzalez, Esq.

THE NEVADA AGENCY AND TRUST COMPANY

By:

Name:

Title:

SCHEDULE I

SCHEDULE OF BUYERS

Name	Signature	Address/Facsimile Number of Buyer

Cornell Capital Partners, LP	By: Yorkville Advisors, LLC	101 Hudson Street – Suite 3606
	Its: General Partner	Jersey City, NJ 07303
Facsimile: (201) 985-8266

By:
Name: Mark A. Angelo
Its: Portfolio Manager

SCHEDULE I-1

EXHIBIT I

TO TRANSFER AGENT INSTRUCTIONS

FORM OF CONVERSION NOTICE

Reference is made to the Securities Purchase Agreement (the “Securities Purchase Agreement”) between CYOP Systems International Inc., (the “Company”), and Cornell Capital Partners, LP, dated January ___, 2004.  In accordance with and pursuant to the Securities Purchase Agreement, the undersigned hereby elects to convert convertible debentures into shares of common stock, par value $0.00002 per share (the “Common Stock”), of the Company for the amount indicated below as of the date specified below.

Conversion Date:

Amount to be converted:	$

Conversion Price:	$

Shares of Common Stock Issuable:

Amount of Debenture unconverted:	$

Amount of Interest Converted:	$

Conversion Price of Interest:	$

Shares of Common Stock Issuable:

Amount of Liquidated Damages:	$

Conversion Price of Liquidated Damages:	$

Shares of Common Stock Issuable:

Total Number of shares of Common Stock to be issued:

Please issue the shares of Common Stock in the following name and to the following address:

Issue to:

Authorized Signature:

EXHIBIT I-1

Name:

Title:

Phone #:

Broker DTC Participant Code:

Account Number*:

* Note that receiving broker must initiate transaction on DWAC System.

2

EXHIBIT II

TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

January ___, 2004

The Nevada Agency and Trust Company

Bank America Plaza

50 West Liberty Street – Suite 880

Reno, Nevada 89501

RE:

CYOP SYSTEMS INTERNATIONAL INC.

Ladies and Gentlemen:

We are counsel to CYOP Systems International Inc., a Nevada corporation (the “Company”), and have represented the Company in connection with that certain Securities Purchase Agreement, dated as of January ___, 2004 (the “Securities Purchase Agreement”), entered into by and among the Company and the Buyers set forth on Schedule I attached thereto (collectively the “Buyer”) pursuant to which the Company has agreed to sell to the Buyer up to One Hundred Twenty Five Thousand Dollars ($125,000) of secured convertible debentures, which shall be convertible into shares (the “Conversion Shares”) of the Company’s common stock, par value $0.00002 per share (the “Common Stock”), in accordance with the terms of the Securities Purchase Agreement.  Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement, dated as of January ___, 2004, with the Buyer (the “Investor Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the Conversion Shares under the Securities Act of 1933, as amended (the “1933 Act”).  In connection with the Company’s obligations under the Securities Purchase Agreement and the Registration Rights Agreement, on _______, 2003, the Company filed a Registration Statement (File No. ___-_________) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the sale of the Conversion Shares.

In connection with the foregoing, we advise you that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at 5:00 P.M. on __________, 2003 and we have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Conversion Shares are available for sale under the 1933 Act pursuant to the Registration Statement.

EXHIBIT II-1

The Buyer has confirmed it shall comply with all securities laws and regulations applicable to it including applicable prospectus delivery requirements upon sale of the Conversion Shares.

Very truly yours,

KIRKPATRICK & LOCKHART LLP

By:

EXHIBIT II-2

EXHIBIT III

TO TRANSFER AGENT INSTRUCTIONS

FORM OF OPINION

________________ 2003

VIA FACSIMILE AND REGULAR MAIL

The Nevada Agency and Trust Company

Bank America Plaza

50 West Liberty Street – Suite 880

Reno, Nevada 89501

RE:

CYOP SYSTEMS INTERNATIONAL INC.

Ladies and Gentlemen:

We have acted as special counsel to CYOP Systems International Inc. (the “Company”), in connection with the registration of ___________shares (the “Shares”) of its common stock with the Securities and Exchange Commission (the “SEC”).  We have not acted as your counsel.  This opinion is given at the request and with the consent of the Company.

In rendering this opinion we have relied on the accuracy of the Company’s Registration Statement on Form SB-2, as amended (the “Registration Statement”), filed by the Company with the SEC on _________ ___, 2003.  The Company filed the Registration Statement on behalf of certain selling stockholders (the “Selling Stockholders”).  This opinion relates solely to the Selling Shareholders listed on Exhibit “A” hereto and number of Shares set forth opposite such Selling Stockholders’ names.  The SEC declared the Registration Statement effective on __________ ___, 2003.

We understand that the Selling Stockholders acquired the Shares in a private offering exempt from registration under the Securities Act of 1933, as amended.  Information regarding the Shares to be sold by the Selling Shareholders is contained under the heading “Selling Stockholders” in the Registration Statement, which information is incorporated herein by reference.  This opinion does not relate to the issuance of the Shares to the Selling Stockholders.  The opinions set forth herein relate solely to the sale or transfer by the Selling Stockholders pursuant to the Registration Statement under the Federal laws of the United States of America.  We do not express any opinion concerning any law of any state or other jurisdiction.

In rendering this opinion we have relied upon the accuracy of the foregoing statements.

Based on the foregoing, it is our opinion that the Shares have been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and that

EXHIBIT III-1

The Nevada Agency Trust Company may remove the restrictive legends contained on the Shares. This opinion relates solely to the number of Shares set forth opposite the Selling Stockholders listed on Exhibit “A” hereto.

This opinion is furnished to you specifically in connection with the issuance of the Shares, and solely for your information and benefit.  This letter may not be relied upon by you in any other connection, and it may not be relied upon by any other person or entity for any purpose without our prior written consent.  This opinion may not be assigned, quoted or used without our prior written consent.  The opinions set forth herein are rendered as of the date hereof and we will not supplement this opinion with respect to changes in the law or factual matters subsequent to the date hereof.

Very truly yours,

KIRKPATRICK & LOCKHART LLP

EXHIBIT III-2

EXHIBIT “A”

(LIST OF SELLING STOCKHOLDERS)

Name:	No. of Shares:

EXHIBIT A-1